SUPPLEMENT DATED MAY 1, 2004 TO THE PROSPECTUS
                                DATED MAY 1, 2004

                            JNL(R) VARIABLE FUND LLC
                            JNLNY VARIABLE FUND I LLC

The following should be added to the prospectus:

   HYPOTHETICAL PERFORMANCE DATA FOR JNL/MELLON CAPITAL MANAGEMENT STRATEGIES

Certain aspects of the investment strategies for The Dow 10 Fund, The S&P 10 Fund, the Global 15 Fund, the 25 Fund, and the Select Small-Cap Fund (JNL/Mellon Capital Management Funds) can be demonstrated using historical data. The following table illustrates the hypothetical performance of the investment strategies used by each JNL/Mellon Capital Management Fund and the actual performance of the DJIA, the S&P 500 Index, the FT30 Index, the Hang Seng Index and the Russell 2000 Index. The table also shows how performance varies from year to year.

The information for the JNL/Mellon Capital Management Funds assumes that each investment strategy was fully invested as of the beginning of each year and that each "Stock Selection Date" was the first business day of the year. In addition, the performance information does not take into consideration any sales charges, commissions, insurance fees or charges imposed on the sale of the Contracts, expenses or taxes. Any of such charges will lower the returns shown. The information provided below also does not reflect that we may maintain a cash position of up to 5% of a Fund's assets to effectively manage cash inflows and outflows. The results would be different if the cash positions were reflected.

In preparing the hypothetical performance reports, Mellon Capital Management Corporation made various assumptions about how the strategies would have been implemented historically. Mellon Capital Management Corporation's intent was to faithfully replicate the historical performance of the strategies; however, there can be no assurances that the hypothetical results shown could have been achieved with actual trading or that other assumptions would have produced identical results.

The information provided below has been stated in U.S. dollars and therefore has been adjusted to reflect currency exchange rate fluctuations.

The returns shown below for the JNL/Mellon Capital Management Funds do not represent the results of actual trading and may not reflect the impact that any material market or economic factors might have had if the investment strategies had been used during the periods shown to actually managed client assets.

The returns shown below for the JNL/Mellon Capital Management Funds are not a guarantee of future performance and should not be used to predict the expected returns for a specific JNL/Mellon Capital Management Fund. The hypothetical returns shown below do indicate the significant variation in returns among the several JNL/Mellon Capital Management Funds in any given year, as well as the significant variation in returns from a particular investment strategy, both absolutely and in relation to its respective index, over a period of years. In fact, each hypothetical JNL/Mellon Capital Management Fund under-performed its respective index in certain years.


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
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


                     HYPOTHETICAL COMPARISON OF TOTAL RETURN

                                          Select                                                    Russell
                  25 Fund     Dow 10    Small-Cap     S&P10    Global 15     JNL 5       S&P500      2000        DJIA

1984                   2.15        6.47        5.25       8.60       18.03        8.10        6.03      -7.28        1.00
1985                  43.69       30.49       35.38      51.65       45.53       41.35       31.58      31.07       33.57
1986                  29.18       35.58       10.16      34.55       37.86       29.47       18.31       5.96       26.37
1987                  17.84       20.20       -1.78       4.20       40.42       16.18        5.11      -8.25        5.48
1988                  36.77       26.55       26.79      20.36       23.29       26.75       16.65      25.04       16.43
1989                  22.20       27.07       24.13      45.86       15.42       26.94       31.54      15.77       31.87
1990                  -6.20       -7.77      -10.66       3.81       -0.43       -4.25       -3.16     -19.75       -0.81
1991                  41.45       35.42       52.96      18.09       37.67       37.12       30.56      46.00       24.48
1992                  15.50        9.02       13.27      22.69       22.66       16.63        7.72      18.47        7.36
1993                  17.60       28.48       19.06      33.08       50.87       29.82       10.01      18.98       16.89
1994                   2.24        3.81       -2.31       5.30       -5.69        0.67        1.30      -1.88        4.97
1995                  33.55       36.57       47.09      28.41       25.47       34.22       37.50      28.34       36.89
1996                  17.10       28.49       20.41      28.74       28.12       24.57       23.11      16.46       29.10
1997                  33.87       21.91       21.39      36.03       17.53       26.15       33.29      22.28       24.80
1998                  11.01       10.70       14.60      50.41        6.61       18.67       28.70      -2.53       18.20
1999                   2.52        3.67       23.41      17.43       14.18       12.24       21.07      21.17       26.92
2000                   2.60        6.11       30.09     -19.00       12.27        6.41       -9.18      -2.87       -4.83
2001                   8.88       -4.79        4.43     -17.31       -6.88       -3.13      -11.91       2.49       -5.50
2002                  -9.65       -8.92      -10.01     -16.77       -6.78      -10.43      -22.10     -20.44      -14.79
2003                  43.40       28.69       45.42      22.27       25.67       33.09       28.72      47.29       28.32

20 Year
Annualized
Return                17.16       15.93       17.13      17.00       18.90       17.59       12.94      10.20       14.35




                FT 30     Hang Seng

1984                 2.72      45.72
1985                55.20      51.02
1986                24.29      51.26
1987                37.49      -8.08
1988                 6.89      21.80
1989                22.74      10.21
1990                10.21      11.72
1991                15.17      48.03
1992                -2.01      32.40
1993                19.27     121.82
1994                 1.60     -29.08
1995                17.98      27.21
1996                20.02      37.71
1997                16.64     -17.78
1998                12.58      -2.28
1999                14.61      74.11
2000               -16.66      -8.89
2001               -23.64     -22.62
2002               -29.23     -15.65
2003                26.44      39.28

20 Year
Annualized
Return               9.84      18.28


(1) The 25 Strategy, the Dow 10 Strategy, the Global 15 Strategy, the Small-Cap Strategy and the S&P 10 Strategy for any given period were selected by applying the respective strategy as of the close of the prior period.

(2) The total return shown does not take into consideration any sales charges, commissions, expenses or taxes. Total return assumes that all dividends are reinvested and all returns are stated in terms of the United States dollar. Although each Strategy seeks to achieve a better performance than its respective index as a whole, there can be no assurance that a Strategy will achieve a better performance.

(3) At the beginning of each year, the "JNL 5" is composed of equal weights of the 25, Dow 10, Global 15, Select Small-Cap, and S&P 10 Strategies. (To be used with VC3656 5/04, VC3652 5/04, VC4224 5/04, VC5526 5/04, FVC4224FT
     5/04, VC5808 5/04, NV3714CE 5/04, NV4224 5/04, NV5526 5/04) V5829 5/04